STATEMENT OF ADDITIONAL INFORMATION

                        [american century logo(reg. sm)]
                                    American
                                Century(reg.tm)

                                  JUNE 1, 1998

                                     BENHAM
                                  GROUP(reg.tm)

                               Prime Money Market


                       STATEMENT OF ADDITIONAL INFORMATION

                                  JUNE 1, 1998

                        AMERICAN CENTURY INVESTMENT TRUST

This Statement is not a prospectus but should be read in conjunction with the fund's current Prospectus, dated June 1, 1998. The fund's annual report for the fiscal year ended February 28, 1998, is incorporated herein by reference. Please retain this document for future reference. To obtain the Prospectus, call American Century Investments toll-free at 1-800-345-2021 (international calls:
816-531-5575), or write P.O. Box 419200, Kansas City, Missouri 64141-6200.

                               TABLE OF CONTENTS


Investment Policies and Techniques ........................................    2
Investment Restrictions ...................................................    6
Portfolio Transactions ....................................................    7
Valuation of Portfolio Securities .........................................    7
Performance Advertising ...................................................    8
Taxes .....................................................................    9
About the Trust ...........................................................    9
Custodians ................................................................   10
Independent Accountants ...................................................   10
Multiple Class Structure ..................................................   10
Trustees and Officers .....................................................   12
Management ................................................................   14
Distribution of Fund Shares ...............................................   16
Additional Purchase and Redemption Information ............................   17
Other Information .........................................................   17
Financial Statements ......................................................   19


STATEMENT OF ADDITIONAL INFORMATION                                          1


INVESTMENT POLICIES AND TECHNIQUES

    The following paragraphs provide a more detailed description of the securities and investment practices identified in the Prospectus. Unless otherwise noted, the policies described in this Statement of Additional Information are not fundamental and may be changed by the Board of Trustees.

COMMERCIAL PAPER

    Commercial paper (CP) is issued by utility, financial, and industrial companies and supranational organizations. Nationally recognized statistical rating organizations (rating agencies) assign ratings to CP issuers indicating the agencies' assessment of credit risk. Investment grade CP ratings assigned by four rating agencies are provided in the following table.

                      Moody's       Standard                         Fitch
                     Investors      & Poor's         Duff &        Investors
                   Service, Inc.   Corporation    Phelps, Inc.   Service, Inc.
--------------------------------------------------------------------------------
Highest Ratings       Prime-1       A-1/A-1+        D-1/D-1+       F-1/F-1+
                      Prime-2          A-2             D-2            F-2
                      Prime-3          A-3             D-3            F-3
--------------------------------------------------------------------------------

    If an obligation has been assigned different ratings by multiple rating agencies, at least two rating agencies must have assigned their highest rating as indicated above in order for the manager to determine that the obligation is eligible for purchase by the fund or, if unrated, the obligation must be determined to be of comparable quality by the manager.

    Some examples of CP and CP issuers are provided in the following paragraphs.

    Domestic CP is issued by U.S. industrial and finance companies, utility companies, thrifts, and bank holding companies. Foreign CP is issued by non-U.S. industrial and finance companies and financial institutions. Domestic and foreign corporate issuers occasionally have the underlying support of a well-known, highly rated commercial bank or insurance company. Bank support is provided in the form of a letter of credit (a LOC) or irrevocable revolving credit commitment (an IRC). Insurance support is provided in the form of a surety bond.

    Bank holding company CP is issued by the holding companies of many well-known domestic banks, including Citicorp, J.P. Morgan & Company Incorporated, and First Union National Bank. Bank holding company CP may be issued by the parent of a money center or regional bank.

    Thrift CP is issued by major federal or state-chartered savings and loan associations and savings banks.

    Schedule B Bank CP is short-term, U.S. dollar-denominated CP issued by Canadian subsidiaries of non-Canadian banks (Schedule B banks). Whether issued as commercial paper, a certificate of deposit, or a promissory note, each instrument issued by a Schedule B bank ranks equally with any other deposit obligation. Paper issued by Schedule B banks provides an investor with the comfort and reduced risk of a direct and unconditional parental guarantee. Schedule B instruments generally offer higher rates than the short-term instruments of the parent bank or holding company.

REPURCHASE AGREEMENTS

    In a repurchase agreement (a repo), the fund buys a security at one price and simultaneously agrees to sell it back to the seller at an agreed upon price on a specified date (usually within seven days from the date of purchase) or on demand. The repurchase price exceeds the purchase price by an amount that reflects an agreed-upon rate of return and that is unrelated to the interest rate on the underlying security. Delays or losses could result if the other party to the agreement defaults or becomes bankrupt.

    American Century Investment Management, Inc. (the manager) attempts to minimize the risks associated with repurchase agreements by adhering to written guidelines that govern repurchase agreements. These guidelines strictly govern
(i) the type of securities that may be acquired and held under repurchase agreements; (ii) collateral requirements for sellers under repurchase agreements; (iii) the amount of the fund's net assets that may be committed to repurchase agreements that mature in more than seven days; and (iv) the manner in which the fund must take delivery of securities subject to repurchase agreements. Moreover, the Board of Trustees reviews and approves, on a quarterly basis, the creditworthiness of brokers, dealers and banks with whom the fund may enter into repurchase agreements. The fund may enter into a repurchase agreement only with an entity that appears on a list


2                                                  AMERICAN CENTURY INVESTMENTS


of those that have been approved by the Board as  sufficiently creditworthy.

    The fund has received permission from the Securities and Exchange Commission
(SEC) to participate in joint repurchase agreements collateralized by U.S. government securities with other mutual funds advised by the manager or its affiliates. Joint repos are expected to increase the income the fund can earn from repo transactions without increasing the risks associated with these transactions.

    Under the Investment Company Act of 1940 (the Investment Company Act), repurchase agreements are considered to be loans.

REVERSE REPURCHASE AGREEMENTS

    In a reverse repurchase agreement, the fund transfers possession of (or sells) securities to another party, such as a bank or broker-dealer, for cash and agrees to later repay cash plus interest for the return (or repurchase) of the same securities. To collateralize the transaction, the value of the securities transferred is slightly greater than the amount of cash the fund receives in exchange for the securities.

    If the purchaser reneged on the agreement and failed to return the securities, the fund might suffer a loss. The fund's loss could be even greater if the market value of the securities transferred increased in the meantime. To protect against these risks, the fund will enter into reverse repurchase agreements  only  with  parties  whose  creditworthiness  is  determined  to  be
satisfactory  by  the  manager.   While  a  reverse   repurchase   agreement  is
outstanding, the fund will segregate appropriate securities to cover its obligation under the agreement.

TAXABLE MUNICIPAL OBLIGATIONS

    Taxable municipal obligations are state and local obligations whose interest payments are subject to federal income tax because of the degree of non-government involvement in the transaction or because federal tax code limitations on the issuance of tax-exempt bonds that benefit private entities have been exceeded. Some typical examples of taxable municipal obligations include industrial revenue bonds and economic development bonds issued by state or local governments to aid private enterprise. The interest on a taxable municipal bond is often exempt from state taxation in the issuing state. The fund may purchase taxable municipal obligations although it does not currently intend to do so.

TIME DEPOSITS

    Time deposits are non-negotiable bank deposits maintained for up to seven days at a stated interest rate. These instruments may be withdrawn on demand, although early withdrawals may be subject to penalties.

WHEN-ISSUED SECURITIES, FORWARD COMMITMENT AGREEMENTS AND ROLL TRANSACTIONS

    The fund may engage in securities transactions on a when-issued or forward commitment basis, in which the transaction price and yield are each fixed at the time the commitment is made, but payment and delivery occur at a future date (typically 1 to 7 days later).

    When purchasing securities on a when-issued or forward commitment basis, the fund assumes the rights and risks of ownership, including the risk of price and yield fluctuations. Although the fund will make commitments to purchase or sell securities with the intention of actually receiving or delivering them, it may sell the securities before the settlement date if doing so is deemed advisable as a matter of investment strategy.

    In purchasing securities on a when-issued or forward commitment basis, the fund will segregate until the settlement date appropriate securities consistent with SEC regulations. When the time comes to pay for the when-issued securities, the fund will meet its obligations with available cash, through the sale of securities, or, although it would not normally expect to do so, by selling the when-issued securities themselves (which may have a market value greater or less than the fund's payment obligation). Selling securities to meet when-issued or forward commitment obligations may generate taxable capital gains or losses.

    The fund may sell a security and at the same time make a commitment to purchase the same or a comparable security at a future date and specified price. Conversely, the fund may purchase a security and at the same time make a commitment to sell the same or a comparable security at a future date and specified price. These types of transactions are executed simultaneously in what are known as "dollar-rolls", "cash and carry" or financing transactions. For example, a


STATEMENT OF ADDITIONAL INFORMATION                                        3


broker-dealer may seek to purchase a particular security that the fund owns. The fund will sell that security to the broker-dealer and simultaneously enter into a forward commitment agreement to buy it back at a future date. This type of transaction generates income for the fund if the dealer is willing to execute the transaction at a favorable price in order to acquire a specific security.

    There is a risk that the party with whom the fund enters into a forward commitment agreement will not uphold its commitment, which could cause the fund to miss a favorable price or yield opportunity or to suffer a loss.

INTEREST RATE RESETS ON VARIABLE- AND  FLOATING-RATE INSTRUMENTS

    The interest rate on variable- and floating-rate instruments is ordinarily determined by reference to (or is a percentage of) an objective standard. There are two types of indices that provide the basis for interest rate adjustments--those based on market rates and those based on a calculated measure such as a cost-of-funds index. Commonly used indices include the three-month Treasury bill rate, the Federal Funds effective rate (the Fed Funds rate), or the one-month or three-month London Interbank Offered Rate (LIBOR), each of which is highly correlated with changes in market interest rates.

    Three-month Treasury bill rates are calculated by the Federal Reserve Bank of New York based on weekly auction averages.

    LIBOR is the rate at which banks in London offer Eurodollars in trades between banks. LIBOR has become a key rate in the U.S. domestic money market because it is perceived to reflect the true global cost of money.

    The Fed Funds rate is the overnight rate at which banks lend funds to each other, usually as unsecured loans from regional banks to money center banks. The Fed Funds rate is the average dollar-weighted rate of overnight funds. It is reported with a one-day lag (Monday's rate is reported Tuesday morning) and may be found in reports issued by various financial information services.

    The manager may invest in instruments whose interest rate adjustments are based on new indices as these indices become available.

    Variable-rate   demand  instruments   include  master  demand  notes.  These
obligations permit the fund to invest amounts that may change daily without penalty under direct arrangements between the fund and the issuer.

    The issuer normally has a corresponding right, after a given period and on a specified number of days notice, to prepay the outstanding principal amount of the obligation plus accrued interest. Although there is no secondary market for master demand notes, these instruments are repayable by the borrower at par plus accrued interest on seven days' notice.

    Variable- and floating-rate demand instruments frequently are not rated. The fund may invest in these unrated instruments if the manager determines, at the time of investment, that they are of a quality comparable to other obligations the fund buys.

LOAN PARTICIPATIONS

    Although the fund does not currently intend to do so, it may buy loan participations, which represent interests in the cash flow generated by commercial loans. Each loan participation requires three parties: a participant (or investor), a lending bank, and a borrower. The investor purchases a share in a loan originated by a lending bank, and this participation entitles the investor to a percentage of the principal and interest payments made by the borrower.

    Loan participations are attractive because they typically offer higher yields than other money market instruments. However, along with these higher yields come certain risks, not least of which is the risk that the borrower will be unable to repay the loan. Generally, since the lending bank does not guarantee payment, the investor is directly exposed to risk of default by the borrower. Secondly, the investor is not a direct creditor of the borrower. The participation represents an interest in assets owned by the lending bank. If the lending bank becomes insolvent, the investor could be considered an unsecured creditor of the bank instead of the holder of a participating interest in a loan. Because of these risks, the manager must carefully consider the creditworthiness of both the borrower and the lender.

    Another concern is liquidity. Because there is no established secondary market for loan participations, the fund's ability to sell them for cash is limited. Some participation agreements place limitations on the


4                                                AMERICAN CENTURY INVESTMENTS


investor's right to resell the loan participation, even when a buyer can be found. To alleviate these liquidity concerns, the fund generally limits its investments in loan participations to those with terms of 7 days or less, although it may invest in loan participations with terms of up to 30 days.

SECURITIES LENDING

    The fund may lend its portfolio securities to earn additional income. If a borrower defaulted on a securities loan, the fund could experience delays in recovering securities it loaned; or if the value of the loaned securities increased over the value of the collateral, the fund could suffer a loss.

    To minimize the risk of default on securities loans, the manager adheres to guidelines prescribed by the Board of Trustees governing lending of securities. These guidelines strictly govern (i) the type and amount of collateral that must be received by the fund; (ii) the circumstances under which additions to that collateral must be made by borrowers; (iii) the return received by the fund on the loaned securities; (iv) the limitations on the percentage of fund assets on loan; and (v) the credit standards applied in evaluating potential borrowers of portfolio securities. In addition, the guidelines require that the fund have the option to terminate any loan of a portfolio security at any time and set requirements for recovery of securities from borrowers.

ILLIQUID SECURITIES

    Illiquid securities are investments that cannot be sold or disposed of in the ordinary course of business at approximately the prices at which they are valued. Pursuant to guidelines established by the Board of Trustees, the manager determines the liquidity of the fund's investments, and through reports from the manager, the Board of Trustees monitors trading activity in illiquid securities.

    In determining the liquidity of the fund's investments, the manager may consider various factors including (i) the frequency of trades and quotations,
(ii) the number of dealers and prospective purchasers in the marketplace, (iii) dealer undertakings to make a market, (iv) the nature of the security (including any demand or tender features), and (v) the marketplace for trades.

    In the absence of market quotations, illiquid securities are valued for purposes of monitoring amortized cost valuation at fair market value as determined in good faith by a committee appointed by the Board of Trustees.

RESTRICTED SECURITIES

    Restricted securities generally can be sold (i) in privately negotiated transactions, (ii) pursuant to an exemption from registration under the Securities Act of 1933, or (iii) in a registered public offering. Where registration is required, the fund may be obligated to pay all or part of the registration expense, and a considerable period may elapse between the time it decides to seek registration and the time it is permitted to sell a security under an effective registration statement. If during such a period adverse market conditions were to develop, the fund might obtain a less favorable price than prevailed when it decided to seek registration of the security.

    Rule 144A under the Securities Act permits a broader institutional trading market for securities otherwise subject to restriction on resale to the general public. Rule 144A establishes a "safe harbor" from the registration requirements of the Securities Act for resales of certain securities to qualified institutional buyers. Investing in Rule 144A securities could increase the level of fund illiquidity to the extent that qualified institutional buyers become, for a time, uninterested in purchasing these securities.

    The fund also may invest in CP issued in reliance on the "private placement" exemption from registration under Section 4(2) of the Securities Act of 1933 (Section 4(2) paper). Section 4(2) paper is restricted as to disposition under the federal securities laws and generally is sold to institutional investors such as the fund who agree that they are purchasing the paper for investment and not with a view to public distribution. Any resale by the purchaser must be in an exempt transaction. Section 4(2) paper normally is resold to other institutional investors like the fund through or with the assistance of the issuer or investment dealers who make a market in the Section 4(2) paper, thus providing liquidity. The manager may consider Section 4(2) paper that meets certain conditions to be liquid, pursuant to procedures approved by the Board of Trustees. Section 4(2) paper that is not determined to be liquid pursuant to these procedures will be included within the 10% limitation on


STATEMENT OF ADDITIONAL INFORMATION                                           5


illiquid   securities.   The  manager  monitors  the  liquidity  of  the  fund's
investments in Section 4(2) paper on a continuing basis.

INVESTMENT RESTRICTIONS

    The fund's investment restrictions are set forth below. These investment restrictions are fundamental and may not be changed without approval of "a majority of the outstanding votes of shareholders" of the fund, as determined in accordance with the Investment Company Act.

    AS A FUNDAMENTAL POLICY, THE FUND SHALL NOT:

  1) issue senior securities, except as permitted under the Investment Company Act of 1940.

  2)     borrow money, except that the fund may
         borrow money for temporary or emergency purposes (not for leveraging or investment) in an amount not exceeding 33 (1)/(3)% of the fund's total assets (including the amount borrowed) less liabilities (other than borrowings).

  3) lend any security or make any other loan if, as a result, more than 33 (1)/(3)% of the fund's total assets would be lent to other parties, except, (i) through the purchase of debt securities in accordance with its investment objective, policies and limitations, or (ii) by engaging in repurchase agreements with respect to portfolio securities.

  4) purchase or sell real estate unless acquired as a result of ownership of securities or other instruments. This policy shall not prevent the fund from investment in securities or other instruments backed by real estate or securities of companies that deal in real estate or are engaged in the real estate business.

  5) concentrate its investments in securities of issuers in a particular industry (other than securities issued or guaranteed by the U.S. government or any of its agencies or instrumentalities), except that the fund will invest more than 25% of its total assets in the financial services industry.

  6) act as an underwriter of securities issued by others, except to the extent that the fund may be considered an underwriter within the meaning of the Securities Act of 1933 in the disposition of restricted securities.

  7) purchase or sell physical commodities unless acquired as a result of ownership of securities or other instruments; provided that this limitation shall not prohibit the fund from purchasing or selling options and futures contracts or from investing in securities or other instruments backed by physical commodities.

  8)     invest for purposes of exercising control over management.

    In addition, the fund is subject to the following additional investment restrictions which are not fundamental and may be changed by the Board of Trustees.

    AS AN OPERATING POLICY, THE FUND:

  a) shall not purchase additional investment securities at any time during which outstanding borrowings exceed 5% of the total assets of the fund.

  b) shall not purchase or sell futures contracts or call options. This limitation does not apply to options attached to, or acquired or traded together with, their underlying securities, and does not apply to securities that incorporate features similar to options or futures contracts.

  c) shall not purchase any security or enter into a repurchase agreement if, as a result, more than 10% of its net assets would be invested in repurchase agreements not entitling the holder to payment of principal and interest within seven days and in securities that are illiquid by virtue of legal or contractual restrictions on resale or the absence of a readily available market.

  d) shall not sell securities short, unless it owns or has the right to obtain securities equivalent in kind and amount to the securities sold short, and provided that transactions in futures contracts and options are not deemed to constitute selling securities short.

  e) shall not purchase securities on margin, except that the fund may obtain such short-term credits as are necessary for the clearance of transactions, and provided that margin payments in connection with futures contracts and options on futures contracts shall not constitute purchasing securities on margin.


6                                                AMERICAN CENTURY INVESTMENTS


    For purposes of the investment restriction (5), relating to concentration, the fund shall not purchase any securities which would cause 25% or more of the value of the fund's total assets at the time of purchase to be invested in the securities of one or more issuers conducting their principal business activities in the same industry, provided that (i) there is no limitation with respect to obligations issued or guaranteed by the U.S. government, any state, territory or possession of the United States, the District of Columbia or any of their authorities, agencies, instrumentalities or political subdivisions and repurchase agreements secured by such instruments, (ii) wholly-owned finance companies will be considered to be in the industries of their parents if their activities are primarily related to financing the activities of the parents,
(iii) utilities will be divided according to their services, for example, gas, gas transmission, electric and gas, electric and telephone will each be considered a separate industry, and (iv) personal credit and business credit businesses will be considered separate industries.

    Unless otherwise indicated, percentage limitations included in the restrictions apply at the time the fund enters into a transaction. Accordingly, any later increase or decrease beyond the specified limitation resulting from a change in the fund's new assets will not be considered in determining whether it has complied with its investment restrictions.

PORTFOLIO TRANSACTIONS

    The fund's assets are invested by the manager in a manner consistent with the fund's investment objective, policies, and restrictions and with any instructions the Board of Trustees may issue from time to time. Within this framework, the manager is responsible for making all determinations as to the purchase and sale of portfolio securities and for taking all steps necessary to implement securities transactions on behalf of the fund.

    In placing orders for the purchase and sale of portfolio securities, the manager will use its best efforts to obtain the best possible price and execution and will otherwise place orders with broker-dealers subject to and in accordance with any instructions the Board of Trustees may issue from time to time. The manager will select broker-dealers to execute portfolio transactions on behalf of the fund solely on the basis of best price and execution.

    Securities in which the fund invests generally are traded in the over-the-counter market through broker-dealers. A broker-dealer is a securities firm or bank that makes a market for securities by offering to buy at one price and sell at a slightly higher price.

    The difference between the prices is known as a spread. The manager transacts in round lots ($1 million to $10 million or more) on behalf of the fund whenever possible. Since commissions are not charged for money market transactions, the fund's transaction costs consist solely of custodian charges and dealer mark-ups. The fund may hold its portfolio securities to maturity or may sell or swap them for other securities, depending upon the level and slope of, and anticipated changes in, the yield curve.

    The fund acquired, during the fiscal year ended February 28, 1998, securities issued by its regular brokers or dealers (as defined in Rule 10b-1 under the 1940 Act) and/or their parent corporations. As of February 28, 1998, the fund held securities issued by the following brokers or dealers in the following aggregate amounts: Merrill Lynch, $44,436,373, Morgan Stanley Dean
Witter, $50,332,075, Goldman Sachs Group, $36,604,707, Bear Stearns Co., $9,889,283 and Credit Suisse First Boston, $39,623,977.

VALUATION OF PORTFOLIO SECURITIES

    The fund's net asset value per share (NAV) is calculated as of the close of business of the New York Stock Exchange (the Exchange) usually at 3 p.m. Central time each day the Exchange is open for business. The Exchange has designated the following holiday closings for 1998: New Year's Day (observed), Martin Luther King Jr. Day, Presidents' Day, Good Friday, Memorial Day, Independence Day, Labor Day, Thanksgiving Day, and Christmas Day (observed). Although the fund expects the same holiday schedule to be observed in the future, the Exchange may modify its holiday schedule at any time.

    Securities held by the fund are valued at amortized cost. This method involves valuing an instrument at its cost and thereafter assuming a constant amortization to maturity of any discount or premium paid at the time of purchase. Although this method provides certainty in valuation, it generally disregards the effect of


STATEMENT OF ADDITIONAL INFORMATION                                        7


fluctuating interest rates on an instrument's market value. Consequently, the instrument's amortized cost value may be higher or lower than its market value, and this discrepancy may be reflected in the fund's yield. During periods of declining interest rates, for example, the daily yield on fund shares computed as described above may be higher than that of a fund with identical investments priced at market value. The converse would apply in a period of rising interest rates.

    The fund operates pursuant to Investment Company Act Rule 2a-7, which permits valuation of portfolio securities on the basis of amortized cost. As required by the Rule, the Board of Trustees has adopted procedures designed to stabilize, to the extent reasonably possible, the fund's price per share as computed for the purposes of sales and redemptions at $1.00. While the day-to-day operation of the fund has been delegated to the manager, the quality requirements established by the procedures limit investments to certain instruments that the Board of Trustees has determined present minimal credit risks and that have been rated in one of the two highest rating categories as determined by a rating agency or, in the case of unrated securities, of comparable quality. The procedures require review of the fund's portfolio holdings at such intervals as are reasonable in light of current market conditions to determine whether the fund's net asset value calculated by using available market quotations deviates from the per-share value based on amortized cost. The procedures also prescribe the action to be taken if such deviations should occur.

PERFORMANCE ADVERTISING

    The fund's yield and total return may be quoted in advertising and sales literature. Yield and total return will vary. Past performance should not be considered an indication of future results.

    Yield quotations are based on the change in the value of a hypothetical investment (excluding realized gains and losses from the sale of securities and unrealized appreciation and depreciation of securities) over a seven-day period (base period) and stated as a percentage of the investment at the start of the base period (base-period return). The base-period return is then annualized by multiplying it by 365/7 with the resulting yield figure carried to at least the nearest hundredth of one percent.

    Calculations of effective yield begin with the same base-period return used to calculate yield, but the return is then annualized to reflect weekly compounding according to the following formula:

             Effective Yield = [(Base-Period Return + 1)365/7] - 1

    For the seven-day period ended February 28, 1998, the fund's yield and effective yield are indicated in the following table.

                                                                       7-Day
                                                7-Day                Effective
                                                Yield                  Yield
--------------------------------------------------------------------------------
Prime Money Market                              5.17%                  5.30%
--------------------------------------------------------------------------------

    Total returns quoted in advertising and sales literature reflect all aspects of the fund's return, including the effect of reinvesting dividends and capital gain distributions (if any) and any change in the fund's NAV during the period.

    Average annual total returns are calculated by determining the growth or decline in value of a hypothetical historical investment in the fund during a stated period and then calculating the annually compounded percentage rate that would have produced the same result if the rate of growth or decline in value had been constant throughout the period. For example, a cumulative total return of 100% over 10 years would produce an average annual return of 7.18%, which is the steady annual rate that would equal 100% growth on a compounded basis in 10 years. While average annual total returns are a convenient means of comparing investment alternatives, investors should realize that the fund's performance is not constant over time, but changes from year to year, and that average annual total returns represent averaged figures as opposed to actual year-to-year performance.

    Average annual total returns for periods of less than one year are calculated by determining the fund's total return for the period, extending that return for a full year (assuming that performance remains constant throughout the year), and quoting the result as an annual return. Because the fund's return may not remain constant over the course of a year, these performance figures should be viewed as strictly hypothetical.


8                                                 AMERICAN CENTURY INVESTMENTS


    In addition to average annual total returns, the fund may quote unaveraged or cumulative total returns reflecting the simple change in value of an investment over a stated period. Average annual and cumulative total returns may be quoted as a percentage or as a dollar amount and may be calculated for a single investment, a series of investments, or a series of redemptions over any time period.

    The fund's performance may be compared with the performance of other mutual funds tracked by mutual fund rating services or with other indices of market performance. This may include comparisons with funds that, unlike American Century funds, are sold with a sales charge or deferred sales charge. Sources of economic data that may be used for such comparisons may include, but are not limited to, U.S. Treasury bill, note, and bond yields, money market fund yields, U.S. government debt and percentage held by foreigners, the U.S. money supply, net free reserves, and yields on current-coupon GNMAs (source: Board of Governors of the Federal Reserve System); the federal funds and discount rates (source: Federal Reserve Bank of New York); yield curves for U.S. Treasury securities and AA/AAA-rated corporate securities (source: Bloomberg Financial Markets); yield curves for AAA-rated tax-free municipal securities (source:
Telerate); yield curves for foreign government securities (sources: Bloomberg Financial Markets and Data Resources, Inc.); total returns on foreign bonds (source: J.P. Morgan Securities Inc.); various U.S. and foreign government reports; the junk bond market (source: Data Resources, Inc.); the CRB Futures Index (source: Commodity Index Report); the price of gold (sources: London a.m./p.m. fixing and New York Comex Spot Price); rankings of any mutual fund or mutual fund category tracked by Lipper Analytical Services, Inc. or Morningstar, Inc.; mutual fund rankings published in major nationally distributed periodicals; data provided by the Investment Company Institute; Ibbotson Associates, Stocks, Bonds, Bills, and Inflation; major indices of stock market performance; and indices and historical data supplied by major securities brokerage or investment advisory firms. The fund also may utilize reprints from newspapers and magazines furnished by third parties to illustrate historical performance.

    The fund's shares are sold without a sales charge (or load). No-load funds offer an advantage to investors when compared to load funds with comparable investment objectives and strategies.

    The manager may obtain fund ratings from one or more rating agencies and may publish these ratings in advertisements and sales literature.

TAXES

FEDERAL INCOME TAX

    The fund intends to qualify each year as a "regulated investment company" under Subchapter M of the Internal Revenue Code of 1986, as amended, (the Code). To qualify as a regulated investment company and avoid being subject to federal and state income taxes at the fund level, the fund must distribute within each calendar year as well as each fiscal year substantially all of its net investment income and net realized capital gains (if any) to shareholders. In addition to federal income taxes, shareholders may be subject to state and local taxes on their distributions from the fund.

    The information above is only a summary of some of the tax considerations generally affecting the fund and its shareholders. No attempt has been made to discuss individual tax consequences.

    An investor considering an investment in the fund should consult with his or her tax advisors to determine whether the fund is a suitable investment.

ABOUT THE TRUST

    American Century Investment Trust (the Trust) is a registered open-end management investment company that was organized as a Massachusetts business trust on June 16, 1993. The Trust was formerly known as Benham Investment Trust. Currently American Century-Benham Prime Money Market Fund (formerly known as Benham Prime Money Market Fund) is the only series of the Trust, although the Trustees are authorized to create additional series at their discretion.

    The Declaration of Trust permits the Board of Trustees to issue an unlimited number of full and fractional shares of beneficial interest without par value, which may be issued in series (or funds). Shares issued are fully paid and nonassessable and have no preemptive, conversion, or similar rights.


STATEMENT OF ADDITIONAL INFORMATION                                         9


    If additional series were created by the Board of Trustees, each series would vote separately on matters affecting that series exclusively. Voting rights are not cumulative, so that investors holding more than 50% of the Trust's (i.e., all series') outstanding shares may be able to elect a Board of Trustees. The Trust instituted dollar-based voting, meaning that the number of votes you are entitled to is based upon the dollar amount of your investment. The election of Trustees is determined by the votes received from all Trust shareholders without regard to whether a majority of shares of any one series voted in favor of a particular nominee or all nominees as a group.

    Each shareholder has rights to dividends and distributions declared by the fund and to the net assets of the fund upon its liquidation or dissolution proportionate to his or her share ownership interest in the fund.

    Shareholders of a Massachusetts business trust could, under certain circumstances, be held personally liable for its obligations. However, the Declaration of Trust contains an express disclaimer of shareholder liability for acts or obligations of the Trust. The Declaration of Trust also provides for indemnification and reimbursement of expenses of any shareholder held personally liable for obligations of the Trust. The Declaration of Trust provides that the Trust will, upon request, assume the defense of any claim made against any shareholder for any act or obligation of the Trust and satisfy any judgment thereon. The Declaration of Trust further provides that the Trust may maintain appropriate insurance (for example, fidelity, bonding, and errors and omissions insurance) for the protection of the Trust, its shareholders, Trustees, officers, employees, and agents to cover possible tort and other liabilities. Thus, the risk of a shareholder incurring financial loss as a result of shareholder liability is limited to circumstances in which both inadequate insurance exists and the Trust is unable to meet its obligations.

CUSTODIANS

    Chase Manhattan Bank, 4 Chase Metrotech Center, Brooklyn, New York 11245 and Commerce Bank N.A., 1000 Walnut, Kansas City, Missouri 64106 serve as custodians of the fund's assets. Services provided by the custodian banks include (i) settling portfolio purchases and sales, (ii) reporting failed trades, (iii) identifying and collecting portfolio income, and (iv) providing safekeeping of securities. The custodians take no part in determining the fund's investment policies or in determining which securities are sold or purchased by the fund.

INDEPENDENT ACCOUNTANTS

    Coopers & Lybrand L.L.P., City Center Square, 1100 Main Street, Suite 900, Kansas City, Missouri 64105-2140, serves as the Trust's independent accountants and provides services including the audit of the annual financial statements.

MULTIPLE CLASS STRUCTURE

    The fund's Board of Trustees has adopted a multiple class plan (the Multiple Class Plan) pursuant to Rule 18f-3 adopted by the SEC. Pursuant to such plan, the fund may issue up to two classes of shares: an Investor Class and an Advisor Class.

    The Investor Class is made available to investors directly without any load or commission, for a single unified management fee. The Advisor Class is made available to institutional shareholders or through financial intermediaries that do not require the same level of shareholder and administrative services from the manager as Investor Class shareholders. As a result, the manager is able to charge this class a lower unified management fee. In addition to the unified management fee, however, the Advisor Class shares are subject to a Master Distribution and Shareholder Services Plan (described on page 11). Both plans have been adopted by the fund's Board of Trustees and initial shareholder in accordance with Rule 12b-1 adopted by the SEC under the Investment Company Act.

RULE 12B-1

    Rule 12b-1 permits an investment company to pay expenses associated with the distribution of its shares in accordance with a plan adopted by the investment company's Board of Trustees and approved by its shareholders. Pursuant to such rule, the Board of Trustees and initial shareholder of the fund's Advisor Class have approved and entered into a Master Distribution and Shareholder Services Plan, with respect to the Advisor Class (the Plan). The Plan is described below.

    In adopting the Plan, the Board of Trustees


10                                               AMERICAN CENTURY INVESTMENTS


(including a majority of Trustees who are not "interested persons" of the fund [as defined in the Investment Company Act], hereafter referred to as the "independent Trustees") determined that there was a reasonable likelihood that the Plans would benefit the fund and the shareholders of the affected class. Pursuant to Rule 12b-1, information with respect to revenues and expenses under the Plan is presented to the Board of Trustees quarterly for its consideration in connection with its deliberations as to the continuance of the Plan. Continuance of the Plan must be approved by the Board of Trustees (including a majority of the independent Trustees) annually. The Plan may be amended by a vote of the Board of Trustees (including a majority of the independent Trustees) , except that the Plan may not be amended to materially increase the amount to be spent for distribution without majority approval of the shareholders of the affected class. The Plan terminates automatically in the event of an assignment and may be terminated upon a vote of a majority of the independent Trustees or by vote of a majority of the outstanding voting securities of the affected class.

    All fees paid under the Plan will be made in accordance with Section 26 of the Rules of Fair Practice of the National Association of Securities Dealers.

MASTER DISTRIBUTION AND SHAREHOLDER SERVICES PLAN

    As described in the Prospectuses, the fund's Advisor Class of shares is also made available to participants in employer-sponsored retirement or savings plans and to persons purchasing through financial intermediaries, such as banks, broker-dealers and insurance companies. The distributor enters into contracts with various banks, broker-dealers, insurance companies and other financial intermediaries with respect to the sale of the fund's shares and/or the use of the fund's shares in various investment products or in connection with various financial services.

    Certain recordkeeping and administrative services that are provided by the fund's transfer agent for the Investor Class shareholders may be performed by a plan sponsor (or its agents) or by a financial intermediary for shareholders in the Advisor Class. In addition to such services, the financial intermediaries provide various distribution services.

    To enable the fund's shares to be made available through such plans and financial intermediaries, and to compensate them for such services, the fund's manager has reduced its unified management fee by 0.25% per annum with respect to the Advisor Class shares and the fund's Board of Trustees has adopted a Master Distribution and Shareholder Services Plan (the Distribution Plan). Pursuant to such Plan, the Advisor Class shares pay a fee of 0.50% annually of the aggregate average daily assets of the fund's Advisor Class shares, 0.25% of which is paid for Shareholder Services (as described below) and 0.25% of which is paid for distribution services.

    The manager and the fund's distributor, Funds Distributor, Inc. (the distributor) enter into contracts with each financial intermediary for the provision of certain shareholder services and utilizes the shareholder services fees received under the Plan to pay for such services. Payments may be made for a variety of shareholder services, including, but are not limited to, (a) receiving, aggregating and processing purchase, exchange and redemption requests from beneficial owners (including contract owners of insurance products that utilize the fund as underlying investment media) of shares and placing purchase, exchange and redemption orders with the distributor; (b) providing shareholders with a service that invests the assets of their accounts in shares pursuant to specific or pre-authorized instructions; (c) processing dividend payments from a fund on behalf of shareholders and assisting shareholders in changing dividend options, account designations and addresses; (d) providing and maintaining elective services such as check writing and wire transfer services; (e) acting as shareholder of record and nominee for beneficial owners; (f) maintaining account records for shareholders and/or other beneficial owners; (g) issuing confirmations of transactions; (h) providing subaccounting with respect to shares beneficially owned by customers of third parties or providing the information to a fund as necessary for such subaccounting; (i) preparing and forwarding shareholder communications from the fund (such as proxies, shareholder reports, annual and semi-annual financial statements and dividend, distribution and tax notices) to shareholders and/or other beneficial owners;
(j) providing other similar administrative and sub-transfer agency


STATEMENT OF ADDITIONAL INFORMATION                                          11


services; and (k) paying "service fees" for the provision of personal, continuing services to investors, as contemplated by the Rules of Fair Practice of the NASD (collectively referred to as "shareholder services"). Shareholder services do not include those activities and expenses that are primarily intended to result in the sale of additional shares of the fund.

    Distribution services include any activity undertaken or expense incurred that is primarily intended to result in the sale of Advisor Class shares, which services may include but are not limited to, (a) the payment of sales commissions, ongoing commissions and other payments to brokers, dealers, financial institutions or others who sell Advisor Class shares pursuant to selling agreements; (b) compensation to registered representatives or other employees of distributor who engage in or support distribution of the fund's Advisor Class shares; (c) compensation to, and expenses (including overhead and telephone expenses) of, distributor; (d) the printing of prospectuses, statements of additional information and reports for other than existing shareholders; (e) the preparation, printing and distribution of sales literature and advertising materials provided to the fund's shareholders and prospective shareholders; (f) receiving and answering correspondence from prospective shareholders, including distributing prospectuses, statements of additional information, and shareholder reports; (g) the providing of facilities to answer questions from prospective investors about fund shares; (h) complying with federal and state securities laws pertaining to the sale of fund shares; (i) assisting investors in completing application forms and selecting dividend and other account options; (j) the providing of other reasonable assistance in connection with the distribution of fund shares; (k) the organizing and conducting of sales seminars and payments in the form of transactional compensation or promotional incentives; (l) profit on the foregoing; (m) the payment of "service fees" for the provision of personal, continuing services to investors, as contemplated by the Rules of Fair Practice of the NASD and (n) such other distribution and services activities as the manager determines may be paid for by the fund pursuant to the terms of this Agreement and in accordance with Rule 12b-1 of the Investment Company Act.

TRUSTEES AND OFFICERS

    The Trust's activities are overseen by a Board of Trustees, including six independent trustees. The individuals listed below whose names are marked by an asterisk (*) are "interested persons" of the Trust (as defined in the Investment Company Act) by virtue of, among other considerations, their affiliation with either the Trust; the Trust's manager; the Trust's agent for transfer and administrative services, American Century Services Corporation (ACS); the Trust's distribution agent, Funds Distributor, Inc. (FDI); their parent corporation, American Century Companies, Inc. (ACC) or ACC's subsidiaries; or other funds advised by the manager. Each trustee listed below serves as a trustee or director of other funds advised by the manager. Unless otherwise noted, dates in parentheses indicate the dates the trustee or officer began his or her service in a particular capacity. The trustees' and officers' address with the exception of Messrs. Lyons, Looby, Zindel and Stowers III, and Ms. Roepke and Ms. Wade, is 1665 Charleston Road, Mountain View, California 94043. The address of Messrs. Lyons, Looby, Zindel and Stowers III, and Ms. Roepke and Ms. Wade, is American Century Tower, 4500 Main Street, Kansas City, Missouri 64111.

TRUSTEES

    ALBERT A. EISENSTAT (67), independent Trustee (1995). Mr. Eisenstat is currently the general partner of Discovery Ventures (1996), a venture capital firm. He also is an independent Director of each of Commercial Metals Co. (1982) , Sungard Data Systems (1991) and Business Objects S/A (1994). Previously, he served as Vice President of Corporate Development and Corporate Secretary of Apple Computer and served on its Board of Directors (1985 to 1993).

    RONALD J. GILSON (51), independent Trustee (1995). Mr. Gilson is the Charles
J. Meyers Professor of Law and Business at Stanford Law School (1979) and the Mark and Eva Stern Professor of Law and Business at Columbia University School of Law (1992). He is counsel to Marron, Reid & Sheehy (a San Francisco law firm,
1984).

    *WILLIAM M. LYONS (42), Trustee (1998). Mr. Lyons is President, Chief Operating Officer and General Counsel of ACC; Executive Vice President and


12                                              AMERICAN CENTURY INVESTMENTS


General Counsel of ACS and ACIS; Assistant Secretary of ACC; and Secretary of ACS and ACIS.

    MYRON S. SCHOLES (56), independent Trustee (1993). Mr. Scholes was awarded the 1997 Nobel Memorial Prize in Economic Sciences for his role in the development of the Black-Scholes option pricing model. Mr. Scholes is a principal of Long-Term Capital Management (1993). He is also the Frank E. Buck Professor of Finance at the Stanford Graduate School of Business (1983) and a Director of Dimensional Fund Advisors (1982) and the Smith Breeden Family of Funds (1992). From August 1991 to June 1993, Mr. Scholes was a Managing Director of Salomon Brothers Inc. (securities brokerage).

    KENNETH E. SCOTT (69), independent Trustee (1993). Mr. Scott is the Ralph M. Parsons Professor of Law and Business at Stanford Law School (1972) and a Director of RCM Capital Funds, Inc. (1994).

    ISAAC STEIN (51), independent Trustee (1993). Mr. Stein is former Chairman of the Board (1990 to 1992) and Chief Executive Officer (1991 to 1992) of Esprit de Corp. (clothing manufacturer). He is a member of the Board of Raychem Corporation (electrical equipment, 1993), President of Waverley Associates, Inc. (private investment firm, 1983), and a Director of ALZA Corporation (pharmaceuticals, 1987). He is also a Trustee of Stanford University (1994) and Chairman of Stanford Health Services (hospital, 1994).

    *JAMES E. STOWERS III (39), Trustee (1995). Mr. Stowers III is Chief Executive Officer and Director of ACC; President, Chief Executive Officer and Director of ACS and ACIS.

    JEANNE D. WOHLERS (53), independent Trustee (1993). Ms. Wohlers is a private investor and an independent Director and Partner of Windy Hill Productions, LP. Previously, she served as Vice President and Chief Financial Officer of Sybase, Inc. (software company, 1988 to 1992).

OFFICERS

    *RICHARD W. INGRAM (42), President (1998); Executive Vice President and Director of Client Services and Treasury Administration of FDI. Mr. Ingram joined FDI in 1995. Prior to joining FDI, Mr. Ingram served as Vice President and Division Manager of First Data Investor Services Group, Inc. (from March 1994 to November 1995), and before that as Vice President, Assistant Treasurer and Tax Director - Mutual Funds of The Boston Company, Inc. (from 1989 to 1994).

    *DOUGLAS A. PAUL (51), Secretary (1993), Vice President (1993), and General Counsel (1993); Secretary and Vice President of the funds advised by the Manager.

    *MARYANNE ROEPKE (42), CPA, Chief Financial Officer and Treasurer (1995); Senior Vice President and Assistant Treasurer of ACS.

    *CHRISTOPHER J. KELLEY (33), Vice President (1998); Vice President and Associate General Counsel of FDI. Mr. Kelley joined FDI in 1996. Prior to joining FDI, Mr. Kelley served as Assistant Counsel at Forum Financial Group (from April 1994 to July 1996), and before that as a compliance officer for Putnam Investments (from 1992 to 1994).

    *MARY A. NELSON (34), Vice President (1998); Vice President and Manager of Treasury Services and Administration of FDI. Ms. Nelson joined FDI in 1995. Prior to joining FDI, Ms. Nelson served as Assistant Vice President and Client Manager for The Boston Company, Inc. (from 1989 to 1994).

    *PATRICK A. LOOBY (39), Vice President and Assistant Secretary (1998); Vice President of ACS.

    *JON ZINDEL (30), Tax Officer (1997); Director of Taxation (1996); Vice President of ACS (1998); Tax Manager, Price Waterhouse LLP (1989).

    *C. JEAN WADE (34), Controller (1996).

    The table on the next page summarizes the compensation that the trustees received for the fund's fiscal year ended February 28, 1998, as well as the compensation received for serving as a director or trustee of all other funds advised by the manager.

    As of May 31, 1998, the fund's trustees and officers, as a group, owned less than 1% of the fund's total shares outstanding.


STATEMENT OF ADDITIONAL INFORMATION                                          13



TRUSTEE COMPENSATION FOR THE FISCAL YEAR ENDED FEBRUARY 28, 1998

                                                     Total Compensation
                                Aggregate                 From the
   Name of                    Compensation            American Century
   Trustee(1)                 From The Fund           Family of Funds(2)
----------------------------------------------------------------------------
Albert A. Eisenstat              $1,357                    $60,000
Ronald J. Gilson                 $9,095                    $68,000
Myron S. Scholes                 $1,242                    $58,750
Kenneth E. Scott                 $8,916                    $66,000
Isaac Stein                      $8,569                    $62,500
Jeanne D. Wohlers                $1,562                    $62,500
----------------------------------------------------------------------------

(1) Interested Trustees receive no compensation for their services as such.

(2) Includes compensation paid by the 15 investment company members of the American Century family of funds.


    The trust has adopted the American Century Mutual Funds Deferred Compensation Plan for Non-Interested Directors or Trustees. Under the Plan, the non-interested person trustees may defer receipt of all or part of the fees to be paid to them for serving as trustees of the corporation.

    Under the Plan, all deferred fees are credited to an account established in the name of the trustees. The amounts credited to the account then increase or decrease, as the case may be, in accordance with the performance of one or more of the American Century funds that are selected by the director. The account balance continues to fluctuate in accordance with the performance of the selected fund or funds until final payment of all amounts credited to the account. Trustees are allowed to change their designation of mutual funds from time to time.

    No deferred fees are payable until such time as a trustee resigns, retires or otherwise ceases to be a member of the Board of Trustees. Trustees may receive deferred fee account balances either in a lump sum payment or in substantially equal installment payments to be made over a period not to exceed 10 years. Upon the death of a trustee, all remaining deferred fee account balances are paid to the trustee's beneficiary or, if none, to the trustee's estate.

    The Plan is an unfunded plan and, accordingly, American Century has no obligation to segregate assets to secure or fund the deferred fees. The rights of the trustees to receive their deferred fee account balances are the same as the rights of a general unsecured creditor of the corporation. The Plan may be terminated at any time by the administrative committee of the Plan. If terminated, all deferred fee account balances will be paid in a lump sum.

    No deferred fees were paid to any trustee under the Plan during the fiscal year ended February 28, 1998.

    Those trustees who are "interested persons," as defined in the Investment Company Act, receive no fee as such for serving as a trustee. The salaries of such individuals, who also are officers of the fund, are paid by the manager.

MANAGEMENT

    The fund has an investment management agreement with the manager dated August 1, 1997. This agreement was approved by the shareholders of the fund on July 30, 1997.

    For the services provided to the fund, the manager receives a monthly fee based on a percentage of the average net assets of the fund. The annual rate at which this fee is assessed is determined monthly in a two-step process: First, a fee rate schedule is applied to the assets of all of the money market funds managed by the manager (the Investment Category Fee). The three investment categories are: Money Market Funds, Bond Funds and Equity Funds. Second, a separate fee rate schedule is applied to the assets of all of the funds managed by the manager (the Complex Fee). The Investment Category Fee and the Complex Fee are then added to determine the unified management fee payable by the fund to the manager.

    The schedule by which the Investment Category Fee is determined is as follows:

Category Assets                                                    Fee Rate
--------------------------------------------------------------------------------
First $1 billion                                                   0.3700%
Next $1 billion                                                    0.3270%
Next $3 billion                                                    0.2860%
Next $5 billion                                                    0.2690%
Next $15 billion                                                   0.2580%
Next $25 billion                                                   0.2575%
Thereafter                                                         0.2570%
--------------------------------------------------------------------------------


14                                               AMERICAN CENTURY INVESTMENTS


    The Complex Fee Schedule is as follows:

Complex Assets                                                     Fee Rate
--------------------------------------------------------------------------------
First $2.5 billion                                                 0.3100%
Next $7.5 billion                                                  0.3000%
Next $15.0 billion                                                 0.2985%
Next $25.0 billion                                                 0.2970%
Next $50.0 billion                                                 0.2960%
Next $100.0 billion                                                0.2950%
Next $100.0 billion                                                0.2940%
Next $200.0 billion                                                0.2930%
Next $250.0 billion                                                0.2920%
Next $500.0 billion                                                0.2910%
Thereafter                                                         0.2900%
--------------------------------------------------------------------------------

    The Advisor Class Complex Fee Schedule is as  follows:

Complex Assets                                                     Fee Rate
--------------------------------------------------------------------------------
First $2.5 billion                                                 0.0600%
Next $7.5 billion                                                  0.0500%
Next $15.0 billion                                                 0.0485%
Next $25.0 billion                                                 0.0470%
Next $50.0 billion                                                 0.0460%
Next $100.0 billion                                                0.0450%
Next $100.0 billion                                                0.0440%
Next $200.0 billion                                                0.0430%
Next $250.0 billion                                                0.0420%
Next $500.0 billion                                                0.0410%
Thereafter                                                         0.0400%
--------------------------------------------------------------------------------

    On the first business day of each month, the fund pays a management fee to the manager for the previous month at the specified rate. The fee for the previous month is calculated by multiplying the applicable fee for the fund by the aggregate average daily closing value of the fund's net assets during the previous month by a fraction, the numerator of which is the number of days in the previous month and the denominator of which is 365 (366 in leap years).

    The management agreement shall continue in effect until the earlier of the expiration of two years from the date of its execution or until the first meeting of shareholders following such execution and for as long thereafter as its continuance is specifically approved at least annually by (i) the fund's Board of Trustees, or by the vote of a majority of outstanding votes (as defined in the Investment Company Act) and (ii) by the vote of a majority of the Trustees of the fund who are not parties to the agreement or interested persons of the manager, cast in person at a meeting called for the purpose of voting on such approval.

    The management agreement provides that it may be terminated at any time without payment of any penalty by the fund's Board of Trustees, or by a vote of a majority of the fund's shareholders, on 60 days' written notice to the manager, and that it shall be automatically terminated if it is assigned.

    The management agreement provides that the manager shall not be liable to the fund or its shareholders for anything other than willful misfeasance, bad faith, gross negligence or reckless disregard of its obligations and duties.

    The management agreement also provides that the manager and its officers, trustees and employees may engage in other business, devote time and attention to any other business whether of a similar or dissimilar nature, and render services to others.

    Certain investments may be appropriate for the fund and also for other clients advised by the manager. Investment decisions for the fund and other clients are made with a view to achieving their respective investment objectives after consideration of such factors as their current holdings, availability of cash for investment, and the size of their investment generally. A particular security may be bought or sold for only one client or series, or in different amounts and at different times for more than one but less than all clients or series. In addition, purchases or sales of the same security may be made for two or more clients or series on the same date. Such transactions will be allocated among clients in a manner believed by the manager to be equitable to each. In some cases this procedure could have an adverse effect on the price or amount of the securities purchased or sold by the fund.

    The manager may aggregate purchase and sale orders of the fund with purchase and sale orders of its other clients when the manager believes that such aggregation provides the best execution for the fund. The fund's Board of Trustees has approved the policy of the manager with respect to the aggregation of portfolio transactions. Where portfolio transactions have been aggregated, the fund participates at the average share price for all transactions in that security on a given day and share transaction costs on a pro


STATEMENT OF ADDITIONAL INFORMATION                                          15


rata basis. The manager will not aggregate portfolio transactions of the fund unless it believes such aggregation is consistent with its duty to seek best execution on behalf of the fund and the terms of the management agreement. The manager receives no additional compensation or remuneration as a result of such aggregation.

    In addition to managing the fund, the manager also acts as an investment advisor to 12 institutional accounts and to the following registered investment companies: American Century Mutual Funds, Inc., American Century World Mutual Funds, Inc., American Century Premium Reserves, Inc., American Century Variable Portfolios, Inc. and American Century Capital Portfolios, Inc., American Century Strategic Asset Allocations, Inc., American Century Municipal Trust, American Century Government Income Trust, American Century Target Maturities Trust, American Century California Tax-Free and Municipal Funds, American Century Quantitative Equity Funds and American Century International Bond Funds.

    Prior to August 1, 1997, Benham Management Corporation, a wholly-owned subsidiary of ACC, served as the investment advisor to the fund. In late 1997, Benham Management Corporation was merged into the manager.

    The investment advisory fees paid by the fund to the manager (and its affiliate Benham Management Corporation) for the fiscal years ended February 28, 1998, February 28, 1997, and February 29, 1996, are indicated on the following table.

                            INVESTMENT ADVISORY FEES

Fiscal                      Investment
Year Ended                  Advisory Fees Paid               Reimbursed
--------------------------------------------------------------------------------
1998(1)                     $1,551,500(2)                    $785,248
1997                        $2,265,360(3)                    $1,584,981
1996                        $2,316,045(3)                    $1,839,833
--------------------------------------------------------------------------------

(1)  From March 1, 1997 through July 31, 1997.
(2)  Gross of reimbursements.
(3)  Net of reimbursements.

                            UNIFIED MANAGEMENT FEES*

Fiscal                      Unified Management               Amount
Year Ended                  Fees Paid                        Waived
--------------------------------------------------------------------------------
1998(1)                     $4,730,735(2)                    $805,481
--------------------------------------------------------------------------------

(1)  From August 1, 1997 through February 28, 1998.
(2)  Gross of reimbursements.

TRANSFER AND ADMINISTRATIVE SERVICES

    American Century Services Corporation, 4500 Main Street, Kansas City, Missouri 64111, acts as transfer agent and dividend paying agent for the fund. It provides physical facilities, including computer hardware and software and personnel, for the day-to-day administration of the fund and of the manager. The manager pays American Century Services Corporation for such services.

    Prior to August 1, 1997, the fund paid American Century Services Corporation directly for its services as transfer agent and administrative services agent.

    Transfer agent and administrative agent fees paid by the fund for the fiscal years ended February 28, 1998, February 28, 1997, and February 29, 1996, are indicated in the following table.

Fiscal                      Transfer                         Administrative
Year Ended                  Agent Fees                       Agent Fees
--------------------------------------------------------------------------------
1998                        $765,989                         $476,721
1997                        $1,844,608                       $1,188,257
1996                        $1,975,550                       $1,319,915
--------------------------------------------------------------------------------

    Due to the expense limitation agreements made under its prior investment advisory agreement with Benham Management Corporation, the fund paid no transfer agent or administrative fees for the fiscal year ended February 28, 1995, or for the period from November 17, 1993 (commencement of operations), through February 28, 1994.

DISTRIBUTION OF FUND SHARES

    The fund's shares are distributed by Funds Distributor, Inc. The manager pays all expenses for promoting and distributing the fund's shares. The fund does not pay any commissions or other fees to the distributor or to any other broker-dealers or financial intermediaries in connection with the distribution of fund shares.


16                                                AMERICAN CENTURY INVESTMENTS


ADDITIONAL PURCHASE AND REDEMPTION INFORMATION

    The fund's shares are continuously offered at net asset value. Share certificates are issued (without charge) only when requested in writing. Certificates are not issued for fractional shares. Dividend and voting rights are not affected by the issuance of certificates.

    As of March 31, 1998, to the fund's knowledge, no shareholder was the record holder or beneficial owner of 5% or more of the fund's total shares outstanding.

    American Century may reject or limit the amount of an investment to prevent any one shareholder or affiliated group from controlling the Trust or its series; to avoid jeopardizing a series' tax status; or whenever, in management's opinion, such rejection or limitation is in the Trust's or a series' best interest.

    ACS charges neither fees nor commissions on the purchase and sale of fund shares. However, ACS may charge fees for special services requested by a shareholder or necessitated by acts or omissions of a shareholder. For example, ACS may charge a fee for processing dishonored investment checks or stop-payment requests. See the Investor Services Guide for more information.

    When it is in the best interest of the fund and its shareholders (for example, to deter abusive market timing transactions), the fund may honor redemption requests in kind, normally by delivering portfolio securities in lieu of cash. Securities delivered as redemptions in kind will be valued by the same method used to value securities in determining the fund's NAV. Shareholders who receive securities may realize a capital gain or loss for tax purposes, incur costs in handling or disposing of the securities, or encounter other inconveniences.

OTHER INFORMATION

    For further information, please refer to the registration statement and exhibits on file with the SEC in Washington, DC. These documents are available upon payment of a reproduction fee. Statements in the Prospectus and in this Statement of Additional Information concerning the contents of contracts or other documents, copies of which are filed as exhibits to the registration statement, are qualified by reference to such contracts or documents.

SECURITIES RATINGS

    Securities rating descriptions provided under this heading are excerpted from publications of Moody's Investors Service, Inc. and Standard & Poor's Corporation.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S  BOND RATINGS:

    Aaa: Bonds that are rated "Aaa" are judged to be of the best quality. They carry the smallest degree of investment risk and are generally referred to as "gilt edge." Interest payments are protected by a large or exceptionally stable margin, and principal is secure. While the various protective elements are likely to change, such changes as can be visualized are most unlikely to impair the fundamentally strong position of such issues.

    Aa: Bonds that are rated "Aa" are judged to be of high quality by all standards. Together with the Aaa group, they constitute what are generally known as high-grade bonds. They are rated lower than the best bonds because margins of protection may not be as large as in Aaa securities, or fluctuation of protective elements may be of greater amplitude, or there may be other elements present that make long-term risks appear somewhat larger than in Aaa securities.

    A: Bonds that are rated "A" possess many favorable investment attributes and are to be considered as upper medium-grade obligations. Factors giving security to principal and interest are considered adequate, but elements may be present that suggest a susceptibility to impairment sometime in the future.

    Baa: Bonds that are rated "Baa" are considered medium-grade obligations, i.e., they are neither highly protected nor poorly secured. Interest payments and principal security appear adequate for the present, but certain protective elements may be lacking or may be characteristically unreliable over any great length of time. Such bonds lack outstanding investment characteristics and, in fact, have speculative characteristics as well.

    Ba: Bonds that are rated "Ba" are judged to have speculative elements; their future cannot be considered as well assured. Often the protection of interest and principal payments may be very moderate and thereby not well safeguarded during both good and bad times in the future. Uncertainty of position characterizes bonds in this class.


STATEMENT OF ADDITIONAL INFORMATION                                        17


    B: Bonds that are rated "B" generally lack characteristics of a desirable investment. Assurance of interest and principal payments or of maintenance of other terms of the contract over any long period of time may be limited.

    Caa: Bonds that are rated "Caa" are of poor standing. Such issues may be in default, or there may be elements of danger present with respect to principal or interest.

    Ca: Bonds that are rated "Ca" represent obligations that are speculative to a high degree. Such issues are often in default or have other marked shortcomings.

    C: Bonds that are rated "C" are the lowest-rated class of bonds, and issues so rated can be regarded as having extremely poor prospects of ever attaining any real investment standing.

    Note: Moody's may apply the numerical modifier "1" for municipally backed bonds and modifiers "1," "2," and "3" for corporate-backed municipal bonds. The modifier "1" indicates that the security ranks in the higher end of its generic rating category; the modifier "2" indicates a mid-range ranking, and the modifier "3" indicates that the issue ranks in the lower end of its generic rating category.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S RATINGS OF NOTES AND VARIABLE-RATE DEMAND OBLIGATIONS:

    Moody's  ratings  for  state  and  municipal   short-term   obligations  are
designated Moody's Investment Grade or MIG. Such ratings recognize the differences between short-term credit and long-term risk. Short-term ratings on issues with demand features (variable-rate demand obligations) are differentiated by the use of the VMIG symbol to reflect such characteristics as payment upon periodic demand rather than on fixed maturity dates and payments relying on external liquidity.

    MIG 1/VMIG 1: This designation denotes best quality. There is strong protection present through established cash flows, superior liquidity support, or demonstrated broad-based access to the market for refinancing.

    MIG 2/VMIG 2: This denotes high quality. Margins of protection are ample, although not as large as in the preceding group.

DESCRIPTION OF MOODY'S INVESTORS SERVICE, INC.'S  COMMERCIAL PAPER RATINGS:

    Moody's commercial paper ratings are opinions of the ability of issuers to punctually repay those promissory obligations that have an original maturity not exceeding nine months. Moody's makes no representation that such obligations are exempt from registration under the Securities Act of 1933, nor does it represent that any specific note is a valid obligation of a rated issuer or issued in conformity with any applicable law. The following designations, all judged to be investment grade, indicate the relative repayment ability of rated issuers of securities in which the funds may invest.

    PRIME 1: Issuers rated "Prime 1" (or supporting institutions) have a superior ability for repayment of senior short-term promissory obligations.

    PRIME 2: Issuers rated "Prime 2" (or supporting institutions) have a strong ability for repayment of senior short-term promissory obligations.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S RATINGS FOR BONDS:

INVESTMENT GRADE

    AAA: Debt rated "AAA" has the highest rating assigned by Standard & Poor's. Capacity to pay interest and repay principal is extremely strong.

    AA: Debt rated "AA" has a very strong capacity to pay interest and repay principal and differs from the highest-rated issues only in a small degree.

    A: Debt rated "A" has a strong capacity to pay interest and repay principal, although it is somewhat more susceptible to the adverse effects of changes in circumstances and economic conditions than debt in higher-rated categories.

    BBB: Debt rated "BBB" is regarded as having an adequate capacity to pay interest and repay principal. Whereas it normally exhibits adequate protection parameters, adverse economic conditions or changing circumstances are more likely to lead to a weakened capacity to pay interest and repay principal for debt in this category than in higher-rated categories.

SPECULATIVE

    BB, B, CCC, CC: Debt rated in these categories is regarded as having predominantly speculative characteristics with respect to capacity to pay interest and


18                                               AMERICAN CENTURY INVESTMENTS


repay principal. While such debt will likely have some quality and protective characteristics, these are outweighed by large uncertainties or major risk exposures to adverse conditions.

    BB: Debt rated "BB" has less near-term vulnerability to default than other speculative issues. However, it faces major ongoing uncertainties or exposure to adverse business, financial, or economic conditions that could lead to inadequate capacity to meet timely interest and principal payments. The "BB" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BBB-" rating.

    B: Debt rated "B" has a greater vulnerability to default but currently has the capacity to meet interest payments and principal repayments. Adverse business, financial, or economic conditions will likely impair capacity or willingness to pay interest and repay principal. The "B" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "BB" or "BB-" rating.

    CCC: Debt rated "CCC" has a currently identifiable vulnerability to default and is dependent upon favorable business, financial, and economic conditions to meet timely payment of interest and repayment of principal. In the event of adverse business, financial, or economic conditions, it is not likely to have the capacity to pay interest and repay principal. The "CCC" rating category is also used for debt subordinated to senior debt that is assigned an actual or implied "B" or "B-" rating.

    CC: The rating "CC" typically is applied to debt subordinated to senior debt that is assigned an actual or implied "CCC" debt rating.

    C: The "C" rating is typically applied to debt subordinated to senior debt that is assigned an actual or implied "CCC-" debt rating. The "C" rating may be used to cover a situation where a bankruptcy petition has been filed, but debt service payments are continued.

    CI: The "CI" rating is reserved for income bonds on which no interest is being paid.

    D: Debt rated "D" is in default, and payment of interest and/or repayment of principal is in arrears.

    PLUS (+) OR MINUS (-): The ratings from "AA" to "CCC" may be modified by the addition of a plus or minus sign to show relative standing within the major rating categories.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S RATINGS FOR INVESTMENT GRADE NOTES AND SHORT-TERM DEMAND OBLIGATIONS:

    SP-1: Issues carrying this designation have a very strong or strong capacity to pay principal and interest. Those issues determined to possess overwhelming safety characteristics will be given a plus (+) designation.

    SP-2: Issues carrying this designation have a satisfactory capacity to pay principal and interest.

DESCRIPTION OF STANDARD & POOR'S CORPORATION'S RATINGS FOR DEMAND OBLIGATIONS AND COMMERCIAL PAPER:

    A Standard & Poor's commercial paper rating is a current assessment of the likelihood of timely payment of debt having an original maturity of no more than 365 days. The two rating categories for securities in which the funds may invest are as follows:

    A-1: This highest category indicates that the degree of safety regarding timely payment is strong. Those issues determined to possess extremely strong safety characteristics are denoted with a plus (+) designation.

    A-2: Capacity for timely payment on issues with this designation is satisfactory. However, the relative degree of safety is not as high as for issues designated "A-1."

FINANCIAL STATEMENTS

    The financial statements of the funds, including the Statements of Assets and Liabilities and the Statements of Operations for the fiscal year ended February 28, 1998, and the Statements of Changes in Net Assets for the fiscal years ended February 28, 1997, and 1998, are included in the Annual Report to shareholders for the fiscal year ended February 28, 1998. The report on the financial highlights for the fiscal years 1994, 1995, 1996 and 1997 are included in the Annual Report to shareholders for the fiscal year ended February 28, 1997. Each such Annual Report is incorporated herein by reference. You may receive copies of the reports without charge upon request to American Century at the address and phone number shown on the cover of this Statement of Additional Information.


STATEMENT OF ADDITIONAL INFORMATION                                         19


P.O. BOX 419200
KANSAS CITY, MISSOURI
64141-6200

INVESTOR SERVICES:
1-800-345-2021 or 816-531-5575

AUTOMATED INFORMATION LINE:
1-800-345-8765

TELECOMMUNICATIONS DEVICE FOR THE DEAF:
1-800-634-4113 or 816-444-3485

FAX: 816-340-7962

www.americancentury.com

                        [american century logo(reg. sm)]
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